Exhibit 99.2

FOR IMMEDIATE RELEASE

DECEMBER 14, 2020

Investor Relations: Kate Walsh, Vice President of Investor Relations, 214-721-9696, Kate.Walsh@enlink.com

Media Relations: Jill McMillan, Vice President of Strategic Relations and Public Affairs, 214-721-9271, Jill.McMillan@enlink.com

EnLink Midstream Announces Pricing of $500 Million
of Senior Notes Due 2028

DALLAS, December 14, 2020 — EnLink Midstream, LLC (NYSE: ENLC) (EnLink) today announced the pricing of $500.0 million aggregate principal amount of 5.625% senior notes due January 2028 (the Senior Notes) at a price of 100% of their face value. The Senior Notes will be fully and unconditionally guaranteed on a senior basis by EnLink Midstream Partners, LP (ENLK), a subsidiary of EnLink. The sale of the Senior Notes is expected to close on December 17, 2020, subject to customary conditions.

EnLink intends to use the net proceeds from this offering to repay a portion of the borrowings under its $850 million term loan due December 2021.

The Senior Notes and ENLK’s guarantee are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the Securities Act), or outside the United States to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The Senior Notes and ENLK’s guarantee have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This notice is issued pursuant to Rule 135c of the Securities Act, and does not constitute an offer to sell any security, including the Senior Notes or ENLK’s guarantee, nor a solicitation for an offer to purchase any security, including the Senior Notes or ENLK’s guarantee, nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration, qualification, or exemption under the securities laws of any such jurisdiction.

About the EnLink Midstream Companies

EnLink Midstream reliably operates a differentiated midstream platform that is built for long-term, sustainable value creation. EnLink's best-in-class services span the midstream value chain, providing natural gas, crude oil, condensate, and NGL capabilities. Our purposely built, integrated asset platforms are in premier production basins and core demand centers, including the Permian Basin, Oklahoma, North Texas, and the Gulf Coast. EnLink's strong financial foundation and commitment to execution excellence drive competitive returns and value for our employees, customers, and investors. Headquartered in Dallas, EnLink is publicly traded through EnLink Midstream, LLC (NYSE: ENLC).

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Although these statements reflect the current views, assumptions, and expectations of EnLink’s management, the matters addressed herein involve certain assumptions, risks, and uncertainties that could cause actual activities, performance, outcomes, and results to differ materially from those indicated herein. Therefore, you should not rely on any of these forward-looking statements. All statements, other than statements of historical fact, included in this press release constitute forward-looking statements, including but not limited to statements identified by the words “forecast,” “may,” “believe,” “will,” “should,” “plan,” “predict,” “anticipate,” “intend,” “estimate,” and “expect” and similar expressions. Such forward-looking statements include, but are not limited to, statements regarding the anticipated consummation of the offering, the intended use of offering proceeds, the anticipated terms of the securities described herein, other aspects of the offering, and other statements that are not historical facts. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including risks and uncertainties related to EnLink’s business, market conditions, whether EnLink will consummate the offering, the anticipated terms of the Senior Notes and the anticipated use of proceeds. An extensive list of factors that can affect EnLink’s business are discussed in EnLink Midstream, LLC’s and EnLink Midstream Partners, LP’s filings with the Securities and Exchange Commission, including EnLink Midstream, LLC’s and EnLink Midstream Partners, LP’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Neither EnLink Midstream, LLC nor EnLink Midstream Partners, LP assumes any obligation to update any forward-looking statements.

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